Vanguard U.S. Growth Fund

Summary Prospectus

April 22, 2014

Investor Shares & Admiral™ Shares

Vanguard U.S. Growth Fund Investor Shares (VWUSX)
Vanguard U.S. Growth Fund Admiral Shares (VWUAX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
April 22, 2014, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 or by sending an e-mail request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances	$20/year	$20/year
below $10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.43%	0.29%
12b-1 Distribution Fee	None	None
Other Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses	0.45%	0.31%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$46	$144	$252	$567
Admiral Shares	$32	$100	$174	$393

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38%.

Principal Investment Strategies

The Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities issued by U.S. companies. The Fund uses multiple investment advisors.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from large-capitalization growth stocks will trail returns from the overall stock market. Large-cap growth stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

• Asset concentration risk, which is the chance that the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks. The Fund tends to invest a high percentage of assets in its ten largest holdings.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. In addition, significant investment in the information technology sector subjects the Fund to proportionately higher exposure to the risks of this sector.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of relevant market indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard U.S. Growth Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on March 31, 2014, was 0.66%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.23% (quarter ended March 31, 2012), and the lowest return for a quarter was –21.69% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2013
	1 Year	5 Years	10 Years
Vanguard U.S. Growth Fund Investor Shares
Return Before Taxes	35.49%	19.12%	7.12%
Return After Taxes on Distributions	35.36	19.03	7.04
Return After Taxes on Distributions and Sale of Fund Shares	20.19	15.62	5.78
Vanguard U.S. Growth Fund Admiral Shares
Return Before Taxes	35.71%	19.30%	7.32%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Russell 1000 Growth Index	33.48%	20.39%	7.83%
Standard & Poor's 500 Index	32.39	17.94	7.41

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisors
Baillie Gifford Overseas Ltd. (Baillie Gifford)

Delaware Investments Fund Advisers

Jennison Associates LLC (Jennison)

Wellington Management Company, LLP (Wellington Management)

William Blair & Company, L.L.C. (William Blair & Company)

Portfolio Managers

Ian Tabberer, Investment Manager, North American Equities Investment Team at Baillie Gifford. He has managed a portion of the Fund since February 2014.

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has co-managed a portion of the Fund since 2010.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has co-managed a portion of the Fund since 2010.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments Fund Advisers. He has co-managed a portion of the Fund since 2010.

Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer—Focus Growth Equity at Delaware Investments Fund Advisers. He has co-managed a portion of the Fund since 2010.

Kathleen A. McCarragher, Director, Managing Director, and Head of Growth Equity at Jennison. She has co-managed a portion of the Fund since February 2014.

Blair A. Boyer, Managing Director at Jennison. He has co-managed a portion of the Fund since February 2014.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Fund since 2010.

James Golan, CFA, Partner and Portfolio Manager of William Blair & Company. He has co-managed a portion of the Fund since 2010.

David Ricci, CFA, Partner and Portfolio Manager of William Blair & Company. He has co-managed a portion of the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares	Admiral Shares*
To open and maintain an account	$3,000	$50,000
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

*Institutional and financial intermediary clients should contact Vanguard for information on special eligibility rules that may apply to them.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisors do not pay financial intermediaries for sales of Fund shares.

Vanguard U.S. Growth Fund Investor Shares—Fund Number 23
Vanguard U.S. Growth Fund Admiral Shares—Fund Number 523

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© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 23 042014